UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765- 5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2013

Date of reporting period: May 31, 2013

Item 1. Reports to Stockholders.

Annual Report

May 31, 2013

Schooner Fund

Class A
(SCNAX)

Class I
(SCNIX)

Investment Advisor

Schooner Investment Group, LLC
676 East Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Phone: 866-724-5997

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	6
INVESTMENT HIGHLIGHTS	8
SCHEDULE OF INVESTMENTS	11
STATEMENT OF ASSETS AND LIABILITIES	17
STATEMENT OF OPERATIONS	18
STATEMENTS OF CHANGES IN NET ASSETS	19
FINANCIAL HIGHLIGHTS	20
NOTES TO FINANCIAL STATEMENTS	23
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33
NOTICE OF PRIVACY POLICY & PRACTICES	34
ADDITIONAL INFORMATION	35

Schooner Fund (SCNAX/SCNIX)
Annual Shareholder Letter

Dear Fellow Shareholders,

The year ending May 31, 2013, was successful on many levels for the Schooner Fund.  The Fund’s Class A shares posted a solid total return for the period (+9.31% for the 1 year period ending May 31, 2013), while maintaining continuous robust downside hedges.  The positive contributors to the performance of the Fund were the total return of the underlying equities and convertible bonds, and the primary detractors were the costs associated with the hedging strategies.  The period was filled with uncertainty in the markets, with an array of potential negative catalysts which included a presidential election, the fiscal cliff, and central bank policy shifts to name only a few.  The Schooner Fund adheres to process driven principles in all market environments.  Our stringent and repeatable process utilizes information gleaned from volatility pricing and other factors to position the portfolio appropriately regardless of the “reasons” for the market’s movements.  It is important to remember that the team utilizes different risk reducing hedging strategies in different equity volatility pricing environments.  It is our belief that this versatility, and the expertise to effectively implement these strategies, is what differentiates the Schooner Fund from other hedged equity products.

Schooner’s hedging tactics shifted at the start of 2013 due to a change in equity market volatility pricing.  We favored a dynamic short-dated SPY put program (puts with relatively close expiration dates that are not too far out of the money) over a covered call strategy to hedge downside risk.  Selling call options at these lower 2013 implied volatility levels (option premiums) didn’t make sense to us because they did not offer meaningful “downside protection”.  The decision to use what we believe to be a cheap hedging strategy (dynamic short dated SPY put strategy) offers a robust hedge, while enabling the Fund to fulfill its mandate that seeks to limit losses to the downside without unnecessarily capping the upside potential.  From an investor standpoint the attractive and exciting aspect of the Fund’s current positioning is that the downside hedges have been very robust thanks to attractive/cheap volatility pricing.

The flexibility of the Schooner Fund’s hedging strategies makes it a fairly distinctive member of the Long/Short category.  The most appropriate description of the Fund is U.S. “Hedged Equity”, seeking to capture a substantial portion of the long term total return potential of equities, while aiming to limit portfolio volatility and downside risk.  From what we have seen, there are three primary ways advisors can use the Fund in portfolios.  Of worthwhile note is the increased frequency over the last few months which can be seen in number three below.

Schooner Fund Fit in Overall Asset Allocation:

1.	The Fund can be an appropriate substitute or partial replacement for U.S. equity allocations as a defensive/conservative equity allocation.

2.
Advisors/investors can use the Fund as part of their “alternatives allocation sleeve”.  It seeks to provide strong risk adjusted returns by aiming to capture more upside while also targeting strong downside protection.

3.
Advisors/investors can use the Fund as a partial replacement for some of their fixed income exposure.  Fear over interest rate, duration, and credit risk has been prompting a shift of some assets away from bonds into alternatives.

While the risk of a pullback in the stock market remains ever present as the S&P 500 Index has now advanced for the 4th straight year, fixed income markets and their surrogates continue to look equally vulnerable.  The case for hedged equity strategies continues to be compelling.

The past year was also filled with several significant milestones for the Fund.  The Schooner Fund surpassed the $200 million asset level and introduced an institutional share class (SCNIX).  This is significant because continued asset growth should translate to a reduction in expense ratio and better economies of scale.  As well we have continued to see an increased use of the Fund in consultant model portfolios.

As the Fund approaches its 5 year anniversary in August of this year, the goal is the same.  We strive to provide you with risk-managed equity exposure with a focus on downside mitigation.

Regards,

Greg Levinson
Schooner Fund Portfolio Manager

Mutual fund investing involves risk; principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  The Fund may hold restricted securities purchased through private placements.  Such securities can be difficult to sell without experiencing delays or additional costs.  Covered calls may limit the upside potential of a security and puts may obligate a purchase of a security in unfavorable market conditions.

Opinions expressed in this letter are those of the Advisor, are subject to change at any time, are not guaranteed and should not be considered investment advice.

The Standard & Poor’s index of 500 stocks is a popular standard for measuring stock market performance among the biggest, most broadly-based companies in the U.S.  You cannot directly invest in an index.

The SPDR S&P ETF (SPY) is an exchange traded fund that, before expenses, generally corresponds to the price and yield performance of the S&P 500 Index.

Options are not suitable for all investors and supporting documentation for any claims will be supplied upon request.  An options disclosure document can be obtained by visiting The Options Clearing Corporation’s website at www.optionsclearing.com.  Please read it carefully before investing.

Diversification does not guarantee a profit or protect from loss in a declining market.

The Schooner Fund is distributed by Quasar Distributors, LLC.

SCHOONER FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees, distribution and service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on investments of $1,000 invested at the beginning of the period and held for the entire period (12/1/12 – 5/31/13).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay a maximum initial sales charge of 4.75% when you invest. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of the investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SCHOONER FUND
Expense Example (Continued)
(Unaudited)

	Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/2012	5/31/2013	12/1/2012–5/31/2013(1)
Actual(2)	$1,000.00	$1,100.10	$10.16
Hypothetical(3)	$1,000.00	$1,015.26	$ 9.75

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.94%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio is 1.94%.

(2)	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $10.16.
(3)	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $9.75.

	Class I
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/2012	5/31/2013	12/1/2012–5/31/2013(1)
Actual(2)	$1,000.00	$1,101.80	$ 8.33
Hypothetical(3)	$1,000.00	$1,017.00	$ 8.00

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.59%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio is 1.59%.

(2)	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $8.33.
(3)	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $8.00.

SCHOONER FUND
Investment Highlights
(Unaudited)

The Fund’s primary investment objective is long-term capital appreciation with the generation of moderate current income. The Fund seeks to achieve its investment objective by investing its assets in a diversified portfolio of equity securities of U.S. companies with large market capitalizations (“large-cap companies”). The Fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more. The Fund’s investment strategy consists of a multi-tiered approach, including:

1)	manage an equity portfolio of U.S. large-cap companies;
2)	sell single issuer call options against long equity positions;
3)	selectively purchase U.S. convertible securities; and
4)	purchasing and/or selling combinations of index related puts and put spreads and call and call spreads.

The Fund’s allocation of portfolio assets as of May 31, 2013 is shown below.

Allocation of Portfolio Assets
(% of Investments)

Continued

SCHOONER FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of May 31, 2013(1)

			Since	Since
			Inception	Inception
	1 Year	3 Years	(8/29/08)	(6/22/12)
Class A (with sales charge)	4.11%	6.37%	6.14%	—
Class A (without sales charge)	9.31%	8.11%	7.23%	—
Class I	—	—	—	9.30%
S&P 500 Index	27.28%	16.87%	7.56%	24.78%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 4.75% for Class A. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-724-5997.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown on the graph below and table above assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date excluding any maximum initial sales charges. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

SCHOONER FUND
Investment Highlights (Continued)
(Unaudited)

Class A Growth of $10,000 Investment

Class I Growth of $1,000,000 Investment

SCHOONER FUND

Schedule of Investments

May 31, 2013

	Shares	Value
COMMON STOCKS 97.17%
Amusement, Gambling, and Recreation Industries 0.55%
Walt Disney Co.	19,000	$1,198,520

Beverage and Tobacco Product Manufacturing 2.73%
Coca Cola Co.	48,000	1,919,520
PepsiCo, Inc.	22,500	1,817,325
Philip Morris International, Inc.	24,000	2,181,840
		5,918,685

Broadcasting (except Internet) 1.76%
CBS Corp. – Class B	35,000	1,732,500
Comcast Corp. – Class A	52,000	2,087,800
		3,820,300

Building Material and Garden Equipment and Supplies Dealers 0.73%
Home Depot, Inc.	20,000	1,573,200

Chemical Manufacturing 8.90%
Abbott Laboratories	53,100	1,947,177
AbbVie, Inc.	40,000	1,707,600
Air Products & Chemicals, Inc.	20,500	1,935,405
Amgen, Inc.	2,000	201,060
Bristol-Myers Squibb Co.	47,000	2,162,470
Dow Chemical Co.	64,000	2,205,440
EI du Pont de Nemours & Co.	11,000	613,690
Eli Lilly & Co.	40,000	2,126,400
Johnson & Johnson	21,000	1,767,780
Merck & Co., Inc.	50,000	2,335,000
Pfizer, Inc.	84,000	2,287,320
		19,289,342

Computer and Electronic Product Manufacturing 15.67%
Agilent Technologies, Inc.	45,000	2,045,250
Analog Devices, Inc.	39,000	1,791,270
Apple, Inc.	5,400	2,428,272
Broadcom Corp. – Class A	52,000	1,867,320
Cisco Systems, Inc.	93,000	2,239,440
EMC Corp. (a)	91,000	2,253,160
Hewlett-Packard Co.	87,500	2,136,750
Intel Corp.	72,000	1,748,160
International Business Machines Corp.	10,500	2,184,210
Juniper Networks, Inc. (a)	115,000	2,038,950

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2013

	Shares	Value
Computer and Electronic Product Manufacturing 15.67% (Continued)
NetApp, Inc. (a)	56,500	$2,120,445
Northrop Grumman Corp.	23,000	1,894,970
QUALCOMM, Inc.	34,500	2,190,060
Raytheon Co.	28,000	1,865,920
St. Jude Medical, Inc.	35,000	1,513,050
Texas Instruments, Inc.	55,000	1,973,950
Viacom, Inc. – Class B	25,000	1,647,250
		33,938,427

Couriers and Messengers 1.03%
FedEx Corp.	23,000	2,215,820

Credit Intermediation and Related Activities 8.61%
Bank Of America Corporation	165,000	2,253,900
Bank Of New York Mellon Corp.	68,000	2,044,080
Citigroup, Inc.	40,000	2,079,600
Fifth Third Bancorp	100,000	1,820,000
JPMorgan Chase & Co.	42,000	2,292,780
PNC Financial Services Group, Inc.	26,000	1,862,640
State Street Corp.	32,000	2,117,760
SunTrust Banks, Inc.	61,000	1,957,490
Wells Fargo & Co.	55,000	2,230,250
		18,658,500

Electrical Equipment, Appliance, and Component Manufacturing 1.62%
Corning, Inc.	80,000	1,229,600
General Electric Co.	98,000	2,285,360
		3,514,960

Food and Beverage Stores 0.31%
Kroger Co.	20,000	673,400

Food Manufacturing 4.34%
Archer-Daniels-Midland Co.	59,000	1,901,570
Campbell Soup Co.	43,000	1,840,830
ConAgra Foods, Inc.	60,500	2,038,245
Kraft Foods Group, Inc.	32,000	1,764,160
Mondelez International, Inc. – Class A	63,000	1,855,980
		9,400,785

Food Services and Drinking Places 0.98%
McDonald’s Corp.	22,000	2,124,540

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2013

	Shares	Value
Insurance Carriers and Related Activities 5.90%
Aetna, Inc.	32,000	$1,932,160
Aflac, Inc.	37,500	2,088,375
American International Group, Inc. (a)	40,000	1,778,400
Hartford Financial Services Group, Inc.	70,000	2,144,100
MetLife, Inc.	52,000	2,298,920
Principal Financial Group, Inc.	20,000	757,000
Prudential Financial, Inc.	26,000	1,793,220
		12,792,175

Leather and Allied Product Manufacturing 0.71%
NIKE, Inc. – Class B	25,000	1,541,500

Machinery Manufacturing 3.25%
Applied Materials, Inc.	50,000	760,000
Caterpillar, Inc.	23,500	2,016,300
Dover Corp.	27,000	2,112,750
National Oilwell Varco, Inc.	30,500	2,144,150
		7,033,200

Management of Companies and Enterprises 2.20%
Goldman Sachs Group, Inc.	15,000	2,431,200
Morgan Stanley	90,000	2,331,000
		4,762,200

Merchant Wholesalers, Nondurable Goods 2.61%
Cardinal Health, Inc. – Class A	42,000	1,972,320
Monsanto Co.	16,000	1,610,240
Procter & Gamble Co.	27,000	2,072,520
		5,655,080

Miscellaneous Manufacturing 4.14%
3M Co.	18,000	1,984,860
Baxter International, Inc.	26,500	1,863,745
Medtronic, Inc.	30,500	1,555,805
Stryker Corp.	27,000	1,792,530
Zimmer Holdings, Inc.	22,500	1,766,475
		8,963,415

Miscellaneous Store Retailers 0.55%
Staples, Inc.	80,000	1,200,000

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2013

	Shares	Value
Motion Picture and Sound Recording Industries 0.54%
Time Warner, Inc.	20,000	$1,167,400

Oil and Gas Extraction 4.69%
Anadarko Petroleum Corp.	23,000	2,011,810
Hess Corp.	34,000	2,291,940
Marathon Oil Corp.	55,000	1,891,450
Noble Energy, Inc.	36,000	2,075,400
Occidental Petroleum Corp.	20,500	1,887,435
		10,158,035

Other Information Services 1.00%
Google, Inc. – Class A (a)	2,500	2,176,025

Paper Manufacturing 1.07%
International Paper Co.	50,000	2,307,500

Petroleum and Coal Products Manufacturing 5.23%
Chevron Corp.	16,000	1,964,000
ConocoPhillips	32,000	1,962,880
Exxon Mobil Corp.	22,000	1,990,340
Marathon Pete Corp.	26,500	2,186,250
Phillips 66	15,000	998,550
Valero Energy Corp.	55,000	2,234,650
		11,336,670

Professional, Scientific, and Technical Services 0.72%
Omnicom Group, Inc.	25,000	1,553,250

Publishing Industries (except Internet) 3.45%
CA, Inc.	60,000	1,638,600
Microsoft Corp.	40,000	1,395,200
Oracle Corp.	65,000	2,194,400
Symantec Corp. (a)	100,000	2,239,000
		7,467,200

Rail Transportation 0.77%
CSX Corp.	66,500	1,676,465

Securities, Commodity Contracts, and Other Financial Investments
and Related Activities 1.01%
Charles Schwab Corp.	110,000	2,184,600

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2013

	Shares	Value
Telecommunications 4.02%
AT&T, Inc.	65,000	$2,274,350
CenturyLink, Inc.	64,000	2,185,600
DISH Network Corp. – Class A	51,000	1,965,540
Verizon Communications, Inc.	47,000	2,278,560
		8,704,050

Transportation Equipment Manufacturing 4.43%
Ford Motor Co.	145,000	2,273,600
General Dynamics Corp.	25,000	1,927,500
General Motors Co. (a)	58,000	1,965,620
Johnson Controls, Inc.	43,000	1,606,480
PACCAR, Inc.	34,000	1,822,400
		9,595,600

Utilities 3.65%
American Electric Power Co., Inc.	47,000	2,153,540
DTE Energy Co.	31,500	2,098,215
Entergy Corp.	28,500	1,963,080
PG&E Corp.	37,500	1,684,125
		7,898,960
Total Common Stocks (Cost $184,758,498)		210,499,804

PREFERRED STOCKS 0.97%
United Technologies Corp.	35,000	2,111,900
Total Preferred Stocks (Cost $1,929,005)		2,111,900

CONVERTIBLE PREFERRED STOCKS 0.30%
Securities, Commodity Contracts, and Other Financial Investments
and Related Activities 0.30%
AES Trust III	13,107	657,185
Total Convertible Preferred Stocks (Cost $656,353)		657,185

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2013

	Contracts	Value
PURCHASED OPTIONS 0.69%
Put Options 0.69%
SPDR S&P 500 ETF
Expiration: June 2013, Exercise Price: $161.00 (a)	2,000	$128,000
Expiration: June 2013, Exercise Price: $162.00 (a)	2,000	172,000
Expiration: June 2013, Exercise Price: $163.00 (a)	9,500	1,187,500
Total Purchased Options (Cost $1,132,059)		1,487,500
Total Investments (Cost $188,475,915) 99.13%		214,756,389
Other Assets in Excess of Liabilities 0.87%		1,890,450
TOTAL NET ASSETS 100.00%		$216,646,839

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statement of Assets and Liabilities

May 31, 2013

Assets
Investments, at value (cost $188,475,915)	$214,756,389
Cash	1,138,380
Due from Broker	340,540
Dividends and interest receivable	473,107
Receivable for investments sold	2,854,957
Receivable for Fund shares sold	1,331,460
Other assets	26,412
Total Assets	220,921,245
Liabilities
Payable for investments purchased	3,792,353
Payable for Fund shares redeemed	149,457
Payable to affiliates	64,254
Payable to Advisor	207,213
Payable for distribution fees – Class A	18,796
Accrued expenses and other liabilities	42,333
Total Liabilities	4,274,406
Net Assets	$216,646,839

Net assets consist of:
Paid-in capital	$206,263,187
Accumulated undistributed net investment income	964,056
Accumulated net realized loss	(16,860,878)
Net unrealized appreciation on investments and purchased options	26,280,474
Net Assets	$216,646,839

Class A Shares
Net assets	$123,823,693
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	5,084,154
Net asset value and redemption price per share	$24.35
Maximum offering price per share ($24.35/0.9525)(1)	$25.56
Class I Shares(2)
Net assets	$92,823,146
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	3,802,370
Net asset value, offering price and redemption price per share	$24.41

(1)	Reflects a maximum sales charge of 4.75%.
(2)	The Class I shares commenced operations on June 22, 2012.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statement of Operations

For the Year Ended May 31, 2013(1)

Investment Income
Dividend income	$3,949,486
Interest income	254
Total Investment Income	3,949,740
Expenses
Investment advisory fees	1,964,403
Distribution fees – Class A	323,963
Administration fees	183,726
Transfer agent fees and expenses	81,598
Fund accounting fees	73,398
Federal and state registration fees	53,998
Custody fees	38,461
Legal fees	28,362
Reports to shareholders	21,103
Audit and tax fees	19,733
Chief Compliance Officer fees and expenses	11,983
Trustees’ fees and related expenses	6,189
Interest and broker expenses	1,147
Other expenses	9,967
Total Expenses	2,818,031
Expense recovery by Advisor – (Note 4)	167,655
Net Expenses	2,985,686
Net Investment Income	964,054
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on:
Investments and purchased options	(11,536,975)
Written options	(2,233,473)
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	28,489,287
Written options	(271,855)
Net Realized and Unrealized Gain on Investments	14,446,984
Net Increase in Net Assets from Operations	$15,411,038

(1)	The Class I shares commenced operations on June 22, 2012.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2013	May 31, 2012
From Operations
Net investment income	$964,054	$263,406
Net realized gain (loss) on:
Investments and purchased options	(11,536,975)	3,395,886
Written options	(2,233,473)	2,168,251
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	28,489,287	(4,438,963)
Written options	(271,855)	136,597
Net increase in net assets from operations	15,411,038	1,525,177

From Distributions
Net investment income – Class A	(40,523)	(239,685)
Net investment income – Class I(1)	(36,927)	—
Net realized gain on investments – Class A	(6,455,324)	(487,679)
Net realized gain on investments – Class I(1)	(1,688,181)	—
Net decrease in net assets resulting
from distributions paid	(8,220,955)	(727,364)

From Capital Share Transactions
Proceeds from shares sold – Class A	67,595,050	94,460,976
Proceeds from shares sold – Class I(1)	92,079,702	—
Net asset value of shares issued to shareholders in
payment of distributions declared – Class A	5,978,157	637,446
Net asset value of shares issued to shareholders in
payment of distributions declared – Class I(1)	1,724,279	—
Payments for shares redeemed – Class A	(78,821,239)	(19,352,764)
Payments for shares redeemed – Class I(1)	(4,851,230)	—
Net increase in net assets
from capital share transactions	83,704,719	75,745,658
Total Increase in Net Assets	90,894,802	76,543,471

Net Assets
Beginning of Year	125,752,037	49,208,566
End of Year	$216,646,839	$125,752,037
Accumulated Undistributed Net Investment Income	$964,056	$77,450

(1)	The Class I shares commenced operations on June 22, 2012.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Financial Highlights – Class A

Net Asset Value, Beginning of Period

Income (loss) from investment operations:
Net investment income (loss)(2)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid
Net Asset Value, End of Period

Total return(3)(4)

Supplemental Data and Ratios:
Net assets, end of period (000’s)
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(5)
After waivers and reimbursements of expenses(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(5)
After waivers and reimbursements of expenses(5)
Portfolio turnover rate(4)

(1)	The Class A shares commenced operations on August 29, 2008.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period.  It does not agree to the aggregate gains in the Statement of Operations due to fluctuation in share transactions during the period.

(7)	Amount is less than 0.5 cent per share.
(8)
The ratio of expenses to average net assets includes broker interest and interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding broker interest and interest expense were 1.84% and 1.96%, respectively, for the fiscal year ended May 31, 2013 and 1.96% and 1.99%, respectively, for the fiscal year ended May 31, 2012.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Period

Year Ended		Year Ended		Year Ended	Year Ended	Period Ended
May 31, 2013		May 31, 2012		May 31, 2011	May 31, 2010	May 31, 2009(1)
$23.62		$23.11		$21.65	$18.90	$20.00

0.13		0.09		0.08	(0.17)	0.07
1.90		0.69		2.45	3.26	(1.12	)(6)
2.03		0.78		2.53	3.09	(1.05)

(0.01)		(0.09)		(0.04)	0.00 (7)	(0.05)
(1.29)		(0.18)		(1.03)	(0.34)	—
(1.30)		(0.27)		(1.07)	(0.34)	(0.05)
$24.35		$23.62		$23.11	$21.65	$18.90
9.31%		3.39%		11.81%	16.34%	(5.21)%

$123,824		$125,752		$49,209	$13,930	$4,003

1.84	%(8)	1.97	%(8)	2.31%	3.97%	7.96%
1.96	%(8)	2.00	%(8)	2.00%	2.00%	2.00%

0.67%		0.40%		0.04%	(2.76)%	(5.42)%
0.55%		0.37%		0.35%	(0.79)%	0.54%
112.43%		92.02%		179.08%	123.54%	95.55%

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Financial Highlights – Class I

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended
	May 31, 2013(1)
Net Asset Value, Beginning of Period	$23.71
Income from investment operations:
Net investment income(2)	0.20
Net realized and unrealized gain on investments	1.82
Total from investment operations	2.02

Less distributions paid:
From net investment income	(0.03)
From net realized gain on investments	(1.29)
Total distributions paid	(1.32)
Net Asset Value, End of Period	$24.41
Total return(3)(4)	9.30%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$92,823
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(5)	1.59	%(6)
After waivers and reimbursements of expenses(5)	1.59	%(6)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(5)	0.91%
After waivers and reimbursements of expenses(5)	0.91%
Portfolio turnover rate	112.43%

(1)	The Class I shares commenced operations on June 22, 2012.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized.
(5)	Annualized.
(6)
The ratio of expenses to average net assets includes broker interest and interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding broker interest and interest expense were 1.59% and 1.59%, respectively, for the period ended May 31, 2013.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND
Notes to Financial Statements
May 31, 2013

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Schooner Fund, formerly known as the Schooner Growth and Income Fund, represents a distinct diversified series with its own investment objectives and policies within the Trust.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  Costs incurred by the Schooner Fund in connection with the organization, registration and the initial public offering of shares were paid by Schooner Investment Group, LLC (the “Advisor”).

The Schooner Fund Class A shares became effective and commenced operations on August 29, 2008.  Effective June 22, 2012, the Fund began offering Class I shares.  Class A shares are subject to an initial maximum sales charge of 4.75% imposed at the time of purchase. The sales charge declines as the amount purchased increases as set forth in the Fund’s prospectus. Class A shares are subject to a 0.25% Rule 12b-1 distribution fee. Each class of shares has identical rights and privileges except with respect to distribution fees, and voting rights on matters affecting a single class of shares. The investment objective of the Fund is long-term capital appreciation with the generation of moderate current income.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities including common stocks and convertible preferred stocks, listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2013

security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of May 31, 2013, in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stocks	$210,499,804	$—	$—	$210,499,804
Preferred Stocks	2,111,900	—	—	2,111,900
Convertible
Preferred Stocks	657,185	—	—	657,185
Purchased Options	1,487,500	—	—	1,487,500
Total Assets	$214,756,389	$—	$—	$214,756,389

(1) See the Schedule of Investments for industry classifications.

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2013

The Fund did not invest in any Level 3 investments during the year ended May 31, 2013. During the year ended May 31, 2013, there were no transfers between levels for the Fund. It is the Fund’s policy to record transfers between levels as of the end of the reporting period.

(b)	Derivative Instruments

The Fund invested in derivative instruments such as purchased and written options during the year.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of May 31, 2013:

	Asset Derivatives		Liability Derivatives
Derivatives not
accounted for
as hedging	Statement of Assets &		Statement of Assets &
instruments	Liabilities Location	Value	Liabilities Location	Value
Equity Contracts –	Investments,		Options written,
Options	at value	$1,487,500	at value	$—
Total		$1,487,500		$—

The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$(24,684,173)	$(2,233,473)	$(26,917,646)
Total	$(24,684,173)	$(2,233,473)	$(26,917,646)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$102,169	$(271,855)	$(169,686)
Total	$102,169	$(271,855)	$(169,686)

(1) Reflected within investments and purchased options on the Statement of Operations.

Options

GAAP requires enhanced disclosures about the Fund’s derivative activities, including how such activities are accounted for and their effect on the Fund’s financial position and results of operations.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund enters into written call options to hedge against changes in the value of equities. The Fund’s option component of overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Advisor writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2013

moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Fund enters into written put options to hedge against changes in the value of purchased put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.  As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.  As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period.  As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2013

Transactions in options written during the year ended May 31, 2013 for the Fund were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of year	26,268	$2,294,668
Options written	137,832	13,028,215
Options terminated in closing transactions	(160,364)	(14,826,098)
Options exercised	(3,720)	(468,473)
Options expired	(16)	(28,312)
Outstanding, end of year	0	$0

	Put Options
	Contracts	Premiums
Outstanding, beginning of year	0	$0
Options written	9,378	663,473
Options terminated in closing transactions	(7,378)	(486,526)
Options exercised	0	0
Options expired	(2,000)	(176,947)
Outstanding, end of year	0	$0

As of May 31, 2013, the Fund did not have any written option contracts outstanding.  Therefore it did not have any long positions pledged as collateral.

Transactions in purchased options during the year ended May 31, 2013 for the Fund were as follows:

Contracts
Outstanding, beginning of year	4,850
Options purchased	1,127,855
Options sold	(865,560)
Options expired	(253,645)
Outstanding, end of year	13,500

(c)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for the tax years prior to the year ended May 31, 2010.

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2013

(d)	Distributions to Shareholders

The Fund will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(g)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% of average daily net assets of the Class A shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions using the first in – first out (FIFO) method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis.

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2013

(3)	Federal Tax Matters

The tax character of distributions paid to the Fund’s shareholders is as follows:

	Ordinary Income	Long-Term Capital Gains
Year ended May 31, 2012	$ 251,914	$ 475,450
Year ended May 31, 2013	$6,827,150	$1,393,805

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended May 31, 2012 and May 31, 2013.

As of May 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$191,853,411
Gross tax unrealized appreciation	$28,611,353
Gross tax unrealized depreciation	(5,708,375)
Net tax unrealized appreciation	22,902,978
Undistributed ordinary income	964,056
Undistributed long-term capital gain	—
Total distributable earnings	964,056
Other accumulated gain/(loss)	(13,483,382)
Total accumulated earnings/(loss)	$10,383,652

The difference between book-basis and tax-basis distributable earnings is attributable primarily to the tax deferral of losses on wash sales, and straddle adjustments.

At May 31, 2013, the Fund deferred, on a tax basis, post-October losses of $13,483,382.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2013, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated Undistributed Net Investment Income	$2
Accumulated Net Realized Loss	(2)

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.25% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (excluding front-end or contingent deferred loads, taxes, leverage, interest,

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2013

dividends or interest expenses on short positions, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary items) do not exceed 1.99% and 1.74% (the “Expense Limitation Cap”) of the average daily net assets of the Class A and Class I shares, respectively.  Prior to September 28, 2011 the Expense Limitation Cap for Class A was 2.00%.  The Expense Limitation Caps are in effect through at least September 28, 2021, and subject to approval by the Advisor and Board of Trustees thereafter. For the year ended May 31, 2013, the Fund did not waive any expenses. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years.  For the year ended May 31, 2013, previously waived expenses of $167,555 were recouped by the Advisor for the Schooner Fund – Class A. The following table shows the remaining waived or reimbursed expenses for the Fund subject to potential recovery expiring:

Class A
May 31, 2014	$101,299
May 31, 2015	$9,820

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for Class A shares, for services to prospective Fund shareholders and distribution of Fund shares.  The Distributor earned fees of $323,963 from Class A shares during the year ended May 31, 2013.  At May 31, 2013, the Distributor was owed fees of $18,796 for Class A shares.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  For the year ended May 31, 2013, administration fees of $183,726 were incurred for the Fund.  At May 31, 2013, the Administrator was owed fees of $34,923 for the Fund.

USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended May 31, 2013, the Fund incurred $73,398, $81,598, and $38,461 in fund accounting, transfer agency, and custody fees, respectively.  At May 31, 2013, fees of $14,253, $8,229, and $4,863 were owed for fund accounting, transfer agency, and custody fees, respectively for the Fund.

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2013

The Fund has a line of credit with US Bank (see Note 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and US Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended May 31, 2013, $11,893 of the Trust’s Chief Compliance Officer fee was allocated to the Fund.  At May 31, 2013 fees of $1,986 were owed for the Chief Compliance Officer’s services from the Fund.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
Class A Shares	May 31, 2013	May 31, 2012
Shares sold	2,867,399	3,991,274
Shares issued in reinvestment of distributions	272,975	27,643
Shares redeemed	(3,379,191)	(825,264)
Net increase (decrease)	(238,817)	3,193,653

	Period Ended
Class I Shares	May 31, 2013(1)
Shares sold	3,930,626
Shares issued in reinvestment of distributions	78,662
Shares redeemed	(206,918)
Net increase	3,802,370

(1)  Class I shares commenced operations on June 22, 2012.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and options, for the Fund for the year ended May 31, 2013 are summarized below.  There were no purchases or sales of U.S. Government securities for the Fund.

Purchases	$220,844,079
Sales	$172,629,352

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2013, Charles Schwab & Co., Inc., for the benefit of others, held 51.5% and 51.0% of the Fund’s outstanding Class A and Class I shares, respectively.

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2013

(10)	Line of Credit

At May 31, 2013, the Fund had a line of credit in the amount of the lessor of $12,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined, which matures on August 15, 2013.  This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate of 3.25% (as of May 31, 2013). The credit facility is with the Fund’s custodian, US Bank.  During the year ended May 31, 2013, the Fund had borrowings on the line of credit on twenty-five days, with an average borrowing and interest rate on those days of $528,240 and 3.25%, respectively. Interest expense of $1,147 incurred during the year is included within interest and broker expenses on the Statement of Operations.  The April 11, 2013 balance of $1,130,000 was the maximum amount of borrowings outstanding during the year ended May 31, 2013.  As of May 31, 2013, the Fund did not have any borrowings on the line of credit.

(11)	Recent Accounting Pronouncement

In January, 2013, the FASB issue ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” in GAAP and International Reporting Financial Standards (“IFRS”).  ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepare in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires increased disclosure about derivative instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”). Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) The net amount presented in the Statement of Assets and Liabilities, d) the amounts subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013.  Management is currently evaluating the impact it will have on the Fund’s financial statements. There is no impact of the ASU on the financial statements of the Fund for the year ended May 31, 2013.

Report of Independent Registered Public Accounting Firm

To The Shareholders and Board of Trustees
Schooner Fund
(Trust for Professional Managers)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Schooner Fund (the “Fund”), a series of the Trust for Professional Managers, as of May 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Schooner Fund as of May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
July 30, 2013

SCHOONER FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SCHOONER FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 32.53% of its ordinary income distribution for the year ended May 31, 2013 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2013, 32.45% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 98.87% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the year ended May 31, 2013.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 866-724-5997.

Independent Trustees
Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years
Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	29	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 58		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	29	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 56		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

SCHOONER FUND
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years
Jonas B. Siegel	Trustee	Indefinite	Managing Director,	29	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative		Multi-Asset
Age: 69		2009	Officer (“CAO”) and		Endowment
			Chief Compliance		fund complex
			Officer (“CCO”),		(three closed-
			Granite Capital		end investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee, Gottex
			(1994–2011); Vice		Multi-Alternatives
			President, Secretary,		fund complex
			Treasurer and CCO		(three closed-
			of Granum Series		end investment
			Trust (an open-end		companies);
			investment company)		Independent
			(1997–2007); President,		Manager,
			CAO and CCO, Granum		Ramius IDF
			Securities, LLC		fund complex
			(a broker-dealer)		(two closed-end
			(1997–2007).		investment
companies).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	29	Trustee,
615 E. Michigan St.	and	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		(an open-end
Age: 51		2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

SCHOONER FUND
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years
John Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 55	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator, U.S.
Milwaukee, WI 53202	Treasurer	January 24,	Bancorp Fund
Age: 39	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 33		2005	(2004–present).

Robert M. Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 65	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		July 21,	Bancorp Fund
Age: 31		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 866-724-5997. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available upon request by calling toll free, 866-724-5997 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files a complete schedule of a holdings with the SEC four times each fiscal year at quarter-ends. The Fund files a schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-724-5997 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

SCHOONER FUND

Investment Advisor	Schooner Investment Group, LLC
676 East Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on August 9, 2012.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/13	FYE 5/31/12(1)
Audit Fees	$15,500	$31,250
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$7,000
All Other Fees	$0	$0

(1)  Cost related to Schooner Fund and Schooner Global Absolute Return Fund.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/13	FYE 5/31/12
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/13	FYE 5/31/12
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed August 9, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    August 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    August 5, 2013

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date    August 5, 2013